UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2006

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50782	32-0064979
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

400 Oyster Point Blvd., Ste. 215, South San Francisco, CA		94080
(Address of principal executive offices)		(Zip Code)

(650) 588-6404
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

(a)	Amendment to Employment Agreement with Chief Executive Officer.

On June 30, 2006, Hana Biosciences, Inc. (the “Company”) and Mark J. Ahn, the Company’s president and chief executive officer, entered into Amendment No. 3 (the “Amendment”) to the Employment Agreement originally dated November 1, 2003, as amended October 21, 2004 and December 19, 2005 (the “Employment Agreement”). The purpose of the Amendment was to amend Section 5(f) of the Employment Agreement, which provided that Dr. Ahn was entitled to receive additional stock option grants (the “Anti-Dilution Options”) in order to maintain the percentage of stock option grants issuable under the Employment Agreement to be equal to at least 5 percent of the Company’s issued and outstanding shares of common stock until such time as the Company raised $50 million in aggregate gross proceeds. In accordance with the terms of the Employment Agreement, the Anti-Dilution Options were to have an exercise price of $0.167 per share, the exercise price of Dr. Ahn’s original stock option grant in November 2003 under the Employment Agreement.

In accordance with Section 5(f) of the Employment Agreement, Dr. Ahn was entitled to receive Anti-Dilution Options to purchase 87,950 and 331,312 shares following the Company’s completion of its October 2005 private placement of 3,686,716 shares of common stock and its May 2006 registered direct offering of 4,701,100 shares of common stock, respectively. The Company and Dr. Ahn agreed to defer the Anti-Dilution Option following the October 2005 private placement because the listing standards of the American Stock Exchange, to which the Company was then subject, prohibited granting equity compensation to executive officers unless such issuance had been approved by the Company’s stockholders or was made pursuant to a stockholder-approved equity compensation plan. None of the Company’s equity compensation plans had been previously approved by its stockholders until the Company’s May 9, 2006 Annual Meeting.

In lieu of issuing the Anti-Dilution Options triggered by the October 2005 and May 2006 financings, the Amendment provides for the Company to instead issue 85,000 and 325,000 restricted shares of common stock, respectively. The restricted shares relating to the October 2005 financing vest in two annual installments in October 2006 and October 2007, and the restricted shares relating to the May 2006 financing vest in two equal installments in May 2007 and May 2008, respectively. The purpose for issuing restricted shares in lieu of Anti-Dilution Options was to avoid issuing options that might be deemed “non-qualified deferred compensation” under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which was signed into law in November 2004, following the date of the original Employment Agreement. Under Section 409A, a taxpayer receiving “in-the-money” stock options is taxed on the difference between the exercise price of the option and the fair market value at the grant date at the time such options (or portions thereof) vest, regardless of when the option is exercised, plus a 20 percent excise tax.

Following the completion of the Company’s May 2006 financing, the Company exceeded $50 million in aggregate gross proceeds raised and Dr. Ahn is no longer entitled to receive any Anti-Dilution Options pursuant to the Employment Agreement.

In addition, the Amendment also provides that (1) each of Dr. Ahn’s previously granted Anti-Dilution Options, as well as the original stock option granted at the time of the Employment Agreement, would be amended so that the exercise price of each such option would be increased to an amount equal to the fair market value of the common stock at the date of such issuance, and (2) the Company will issue to Dr. Ahn 74,887 restricted shares of common stock in exchange for the aggregate increased exercise price of the Amended Options. The additional restricted shares of common stock were valued at $9.50 per share, the closing price of the common stock on the Nasdaq National Market on June 29, 2006. The sole purpose for increasing the option exercise prices and issuing the additional restricted shares is to conform such options to comply with Section 409A. According to Section 409A transition regulations adopted by the Internal Revenue Service, taxpayers may avoid the implications of Section 409A with respect to in-the-money options that were granted prior to Section 409A by amending the options so that the exercise price equals to the fair market value of the underlying common stock at the date the option was originally granted. The taxpayer may receive restricted shares as consideration for the amount of  increased exercise price payable under the options, as amended, provided, that such amendment is completed prior to December 31, 2006. The following table summarizes Dr. Ahn’s stock options that are affected by the Amendment, including the amended exercise price and the number of restricted shares of common stock issuable:

	A	B	C	D	E	F
			Amended Ex. Price -		Aggregate		Shares to
	Option	Original	FMV	Difference	Value ($)	Current	be Issued
	Shares	Ex. Price	at Grant	(C - B)	(A x D)	FMV(1)	(E / F)	Vesting of Shares

11/1/03 Option Grant:	329,016	0.167	0.833	0.666	$219,124.66	9.50	23,066	All shares vest Jan 1, 2007

2/15/04 Option Grant:	184,555	0.167	0.833	0.666	122,913.63	9.50	12,938	2/3 vest 1/1/07; 1/3 vest 2/15/07

2/26/04 Option Grant:	79,658	0.337	1.684	1.347	107,299.33	9.50	11,295	2/3 vest 1/1/07; 1/3 vest 2/15/07

7/20/04 Option Grant:	194,568	0.337	1.684	1.347	262,083.10	9.50	27,588	2/3 vest 1/1/07; 1/3 vest 7/20/07

Totals:	787,797				$711,420.71		74,887

____________
(1) Based on the last closing sale price as reported on the Nasdaq National Market on June 29, 2006, the date prior to the Amendment.

(b)	Amendment of Stock Option Agreement with Fred L. Vitale.

On June 30, 2006, the Company and Fred L. Vitale, its Vice President, Chief Business Officer, entered into an amendment to Mr. Vitale’s Stock Option Agreement with the Company dated February 1, 2004. Similar to the amendments to Dr. Ahn’s stock options described above, the sole purpose of the amendment was to amend the exercise price of a stock option granted to Mr. Vitale in order to comply with Section 409A of the Code. The original option granted under Mr. Vitale’s employment agreement was to purchase 141,007 shares of common stock (as adjusted for stock splits, etc.) at an exercise price of $0.336 per share. The option, all of which is currently vested and exercisable, was amended to provide for an exercise price of $0.833 per share and, in order to compensate Mr. Vitale for the increased exercise price, the Company also agreed to issue to Mr. Vitale 7,377 shares of restricted common stock, all of which vests on January 1, 2007. The amendment to Mr. Vitale’s stock option, including the amended exercise price and number of restricted shares of common stock issuable, is summarized below:

	A	B	C	D	E	F
			Amended Ex. Price -		Aggregate		Shares to
	Option	Original	FMV	Difference	Value ($)	Current	be Issued
	Shares	Ex. Price	at Grant	(C - B)	(A x D)	FMV(1)	(E / F)	Vesting of Shares

2/1/04 Option Grant:	141,007	0.336	0.833	0.497	70,080.48	9.50	7,377	100% vests 1/1/07

_______
(1) Based on the last closing sale price as reported on the Nasdaq National Market on June 29, 2006, the date prior to the Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hana Biosciences, Inc.

Date: July 7, 2006	By:	/s/ John P. Iparraguirre
John P. Iparraguirre
Chief Financial Officer